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                                                                   EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the use in this Amendment No. 4 to Registration Statement on Form S-4 of our report, dated March 5, 1999, relating to the financial statements of Pacific Hills Manufacturing Co. (formerly known as Lamsco West, Inc). We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

/s/ McGladrey & Pullen, LLP

New Haven, Connecticut
November 29, 1999